UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):
October 9, 2012

CASH AMERICA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Texas	1-9733	75-2018239
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1600 West 7th Street
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:    (817) 335-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01      OTHER EVENTS

On October 9, 2012, Cash America International, Inc. issued a press release announcing its entry into two purchase agreements to acquire a total of 34 new pawn lending locations in the States of Tennessee, North Carolina, Kentucky and Arizona.  The combined consideration for the two transactions is expected to be between $68 and $72 million in cash.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits

Exhibit	Description
99.1	Cash America International, Inc. Press Release dated October 9, 2012

FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements about the business, financial condition and prospects of the Company. The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation: changes in domestic and foreign pawn, consumer credit, tax and other laws and governmental rules and regulations applicable to the Company's business or changes in the interpretation or enforcement thereof; the anticipated regulation of consumer financial products and services by the Consumer Financial Protection Bureau; acceptance by consumers, legislators or regulators of the negative characterization by the media and consumer activists with respect to certain of the Company’s loan products; the reorganization of the Company’s Mexico-based pawn operations; the deterioration of the political, regulatory or economic environment in foreign countries where the Company operates or in the future may operate; the actions of third parties who provide, acquire or offer products and services to, from or for the Company; changes in demand for the Company's services and the continued acceptance of the online distribution channel by the Company’s online loan customers; fluctuations in the price of gold or a deterioration in economic conditions; changes in competition; the ability of the Company to open new locations in accordance with its plans or to successfully integrate newly acquired businesses into the Company’s operations; interest rate and foreign currency exchange rate fluctuations; the effect of any current or future litigation proceedings or any judicial decisions or rule-making that affect the Company’s arbitration agreements; changes in the capital markets; changes in the Company’s ability to satisfy its debt obligations or to refinance existing debt obligations or obtain new capital to finance growth; a prolonged interruption in the Company’s operations of its facilities, systems and business functions, including its information technology and other business systems; security breaches, cyber attacks or fraudulent activity; the implementation of new, or changes in the interpretation of existing, accounting principles or financial reporting requirements; acts of God, war or terrorism, pandemics and other events; the effect of any of such changes on the Company’s business or the markets in which it operates; and other risks and uncertainties indicated in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this report, terms such as “believes,” “estimates,” “should,” “could,” “would,” “plans,” “expects,” “anticipates,” “may,” “forecasts,” “projects” and similar expressions and variations as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC.

Date:	October 9, 2012	By:	/s/ J. Curtis Linscott
J. Curtis Linscott
Executive Vice President, General Counsel
& Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Cash America International, Inc. Press Release dated October 9, 2012